                                                                   Exhibit 10(b)


                                 THIRD AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     This Third Amendment to Registration Rights Agreement (this "Third Amendment") is dated effective as of August 28, 2001, by and among Regent Communications, Inc. (the "Company") and the undersigned stockholders (the "Stockholders").

                                   WITNESSETH

     WHEREAS, the Company and the Stockholders are parties to a certain Registration Rights Agreement dated as of June 15, 1998, as amended (the "Agreement"), under which the Stockholders have been granted certain registration rights; and

     WHEREAS, the terms of the Agreement restrict the granting of the right to register company shares except by amendment of the Agreement; and

     WHEREAS, the Company and the Stockholders feel that it is in the best interests of the Company and its stockholders that Bayard H. Walters ("Walters") be granted certain rights to register Company shares being issued to Walters (the "Junior Registration Rights") in connection with the acquisition of certain assets owned by Winston Communications, Inc. of Illinois, an Illinois corporation and WFYR, Inc., an Illinois Corporation, both of which Walters is the sole shareholder; and

     WHEREAS, the Company and the Stockholders are willing to cause the Agreement to be amended in certain respects to allow such Junior Registration Rights.

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
1. AMENDMENT TO SECTION 10(a) OF THE AGREEMENT. Notwithstanding anything to the contrary stated in the Agreement including, but not limited to, Section 10(a) thereof, Walters shall be granted the Junior Registration Rights as set forth more fully on the attached EXHIBIT A, which Junior Registration Rights shall include only the right to participate in a primary registered offering of Company shares initiated by the Company; PROVIDED, HOWEVER, that the Junior Registration Rights cannot be exercised by Walters in any particular primary registered offering of Company shares until the Stockholders set forth in the Agreement register all of the shares that they wish to register in such offering.
2. COUNTERPARTS. This Third Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

3. GOVERNING LAW. This Third Amendment shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles (except to the extent that mandatory provisions of federal or state law apply).


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the undersigned Stockholders have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.





REGENT COMMUNICATIONS, INC.

By:   /s/Anthony A. Vasconcellos
      -----------------------------------

Its:  Senior Vice- President and CFO
      -----------------------------------


/s/ Terry S. Jacobs
-----------------------------------------
Terry S. Jacobs

/s/ William J. Stakelin
-----------------------------------------
William J. Stakelin

WALLER-SUTTON MEDIA
PARTNERS, L.P.

By:   /s/ William H. Ingram
      -----------------------------------

Its:
      -----------------------------------


GENERAL ELECTRIC CAPITAL
CORPORATION

By:
      -----------------------------------

Its:
      -----------------------------------


BLUE CHIP CAPITAL FUND II
LIMITED PARTNERSHIP

By:   /s/ John H. Wyant
      -----------------------------------

Its:
      -----------------------------------


BLUE CHIP CAPITAL FUND III
LIMITED PARTNERSHIP

By:   /s/ John H. Wyant
      -----------------------------------

Its:
      -----------------------------------


/s/ William H. Ingram
-----------------------------------------
William H. Ingram


WPG CORPORATE DEVELOPMENT
ASSOCIATES, V. L.P.

By:   /s/
      ----

Its:
      -----------------------------------


WPG CORPORATE DEVELOPMENT
ASSOCIATES (OVERSEAS), V. L.P.

By:   /s/
      -----------------------------------

Its:
      -----------------------------------


MIAMI VALLEY VENTURE FUND
L.P.

By:   /s/ John H. Wyant
      -----------------------------------

Its:
      -----------------------------------

PNC BANK, N.A., AS TRUSTEE

By:   /s/ John H. Wyant, for PNC Trust
      -----------------------------------

Its:
      -----------------------------------


THE ROMAN ARCH FUND L.P.

By:
      -----------------------------------

Its:
      -----------------------------------


THE ROMAN ARCH FUND II L.P.

By:
      -----------------------------------

Its:
      -----------------------------------


MESIROW CAPITAL PARTNERS VII

By:   /s/
      -----------------------------------

Its:  Sr. Managing Director
      -----------------------------------


PNC BANK, N.A., CUSTODIAN

By:   /s/ John H. Wyant, for PNC Trust
      -----------------------------------

Its:
      -----------------------------------


THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:   /s/
      -----------------------------------

Its:           V.P.
      -----------------------------------

                                    EXHIBIT A


                         REGISTRATION RIGHTS AGREEMENT